UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM INCOME BUILDER FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. Jennison Associates LLC and PGIM, Inc. (PGIM) are registered investment advisers and Prudential Financial companies. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM. PGIM Fixed Income and PGIM Real Estate are units of PGIM. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Income Builder Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Income Builder Fund

December 15, 2020

PGIM Income Builder Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–7.78	2.60	3.97	—
(without sales charges)	–3.44	3.55	4.45	—
Class C
(with sales charges)	–5.15	2.77	3.66	—
(without sales charges)	–4.22	2.77	3.66	—
Class R
(without sales charges)	–3.79	3.28	4.18	—
Class Z
(without sales charges)	–3.28	3.80	4.70	—
Class R6
(without sales charges)	–3.28	N/A	N/A	3.36 (12/30/16)
S&P 500 Index*
	9.71	11.70	13.00	—
Bloomberg Barclays US Aggregate Bond Index
	6.19	4.08	3.55	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
Class R6 (12/30/16)
S&P 500 Index	12.56
Bloomberg Barclays US Aggregate Bond Index	4.80

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Income Builder Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how US stock prices in the United States have performed.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
PGIM High Yield Fund (Class R6)	High Yield	18.7%
PGIM Emerging Markets Debt Hard Currency (Class R6)	Emerging Market Debt (Hard Currency)	18.4%
Invesco Preferred ETF	Exchange-Traded Funds	9.1%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	8.2%
PGIM Short Duration High Yield Income Fund (Class R6)	Short Duration High Yield	8.1%
PGIM Real Estate Income Fund (Class R6)	Real Estate	7.3%
PGIM Jennison MLP Fund (Class R6)	Master Limited Partnerships (MLPs)	4.0%
SPDR Bloomberg Barclays Convertible Securities ETF	Exchange-Traded Funds	3.9%
PGIM QMA Strategic Alpha International Equity ETF	Exchange-Traded Funds	3.1%
PGIM QMA International Equity Fund (Class R6)	International Equity	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Income Builder Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Income Builder Fund’s Class Z shares returned -3.28% in the 12-month reporting period that ended October 31, 2020, underperforming the 6.19% return of the Bloomberg Barclays US Aggregate Bond Index (the Index) and the 9.71% return of the S&P 500 Index.

What were the market conditions?

•

The reporting period was dominated by the global COVID-19 pandemic during the first quarter of 2020. The highly contagious virus and resulting lockdowns led to the most severe economic contraction in decades in the first half of 2020, followed by a surge in economic growth in the third quarter as lockdowns were eased and restrictions were loosened.

•

Significant equity drawdowns by investors were experienced in markets around the world during the period. Credit conditions seized, requiring historic monetary intervention by global central banks. Certain segments of the market rebounded quickly, especially those targeted by central bank stimulus, as well as those that could benefit from working-from-home trends. However, other areas continued to struggle, including sectors related to transportation, energy, and real estate.

•

In the third quarter of 2020, broad equity markets posted gains on better-than-expected earnings results, a growth rebound in China, improving global business confidence, and optimism about a COVID-19 vaccine. Governments continued to provide massive support with monetary aid and easing fiscal policies, with little concern that inflationary pressures might force them to step on the brakes anytime soon.

What worked?

•

During the reporting period, the Fund’s largest contributor to performance relative to the Index was a tactical underweight to master limited partnerships (MLPs), relative to the Index an asset class that struggled amid continued weakness in oil prices and investor aversion to companies with little capital flexibility.

•

In addition, an overweight to convertible bonds benefited performance during the period. The asset class had a high concentration in growth and technology companies, areas that benefited from secular shifts during the COVID-19 crisis.

•	Among managers, a highlight was the Jennison MLP sleeve that invested in higher-quality names in the asset class, which helped avoid the worst of the investor drawdowns during the period.

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What didn’t work?

•

One of the Fund’s largest detractors was a strategic allocation to MLPs. Although the Fund had pared back exposure, the significant underperformance of the asset class detracted from returns, especially in the first quarter of 2020.

•

In addition, a strategic allocation to real estate also detracted from returns as the sector’s high debt levels and uncertainty surrounding work-from-home policies reduced investor enthusiasm for the sector during the period.

•

During the period, Fund managers generally struggled with performance and many failed to outpace their respective benchmark indexes. This was especially true with equities, where the Jennison Equity Income sleeve trailed its benchmark during the period.

Did the Fund use derivatives?

The Fund did not utilize any derivative instruments at the aggregate level during the period, although the underlying fund’s subadvisers may utilize them, as is permitted in managing their respective strategies. The use of derivatives by the underlying fund’s subadivsers did not have a material effect on performance.

Current outlook

•

The Fund seeks to provide income and long-term capital growth by investing in a dynamically managed, diversified portfolio of income-oriented securities. The Fund adjusts its allocations as market conditions change to help provide a balance of yield, return, and risk.

•

The macro environment continues to be positive for equities and other risky assets. In QMA’s view, one potential danger is that markets may have already moved too far in discounting the improvement in fundamentals, as equity-market multiples have reached levels not seen since the technology bubble in the late 1990s. Equity valuations, however, look much less ominous compared to historically low rates on cash and sovereign bonds. Combined with the negative impact of the pandemic on commercial real estate, this makes equities look more favorable and may be fueling a TINA (“there is no alternative”) trade.

•

In QMA’s view, fixed income spread products will likely continue to benefit from central bank buying and the global search for yield. However, spreads are not nearly as attractive as they had been, and some segments—such as speculative-grade debt—face fundamental challenges.

PGIM Income Builder Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Income Builder Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,112.90	0.95%	$5.05
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82
Class C	Actual	$1,000.00	$1,107.50	1.70%	$9.01
	Hypothetical	$1,000.00	$1,016.59	1.70%	$8.62
Class R	Actual	$1,000.00	$1,110.40	1.20%	$6.37
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class Z	Actual	$1,000.00	$1,113.30	0.70%	$3.72
	Hypothetical	$1,000.00	$1,021.62	0.70%	$3.56
Class R6	Actual	$1,000.00	$1,113.40	0.70%	$3.72
	Hypothetical	$1,000.00	$1,021.62	0.70%	$3.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Income Builder Fund	11

Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.4%

AFFILIATED MUTUAL FUNDS 67.4%
PGIM Emerging Markets Debt Hard Currency (Class R6)	6,505,554	$57,639,211
PGIM High Yield Fund (Class R6)	11,122,197	58,725,199
PGIM Jennison MLP Fund (Class R6)	3,141,809	12,472,981
PGIM QMA International Equity Fund (Class R6)	1,257,592	8,589,356
PGIM Real Estate Income Fund (Class R6)	2,977,478	22,867,027
PGIM Short Duration High Yield Income Fund (Class R6)	2,949,298	25,570,415
PGIM Total Return Bond Fund (Class R6)	1,758,332	25,900,236

TOTAL AFFILIATED MUTUAL FUNDS (cost $213,870,992)(w)		211,764,425

COMMON STOCKS 13.9%

Aerospace & Defense 0.4%
Lockheed Martin Corp.	2,458	860,620
Raytheon Technologies Corp.	9,647	524,025

		1,384,645

Auto Components 0.1%
Aptiv PLC	3,640	351,224

Banks 0.7%
JPMorgan Chase & Co.	10,916	1,070,205
Truist Financial Corp.	26,247	1,105,523

		2,175,728

Biotechnology 0.4%
AbbVie, Inc.	16,687	1,420,064

Building Products 0.2%
Johnson Controls International PLC	16,848	711,154

Capital Markets 0.4%
Goldman Sachs Group, Inc. (The)	6,135	1,159,760

Chemicals 1.0%
Akzo Nobel NV (Netherlands)	7,051	678,590
Dow, Inc.	30,484	1,386,717
Linde PLC (United Kingdom)	2,827	622,901
LyondellBasell Industries NV (Class A Stock)	8,858	606,330

		3,294,538

See Notes to Financial Statements.

PGIM Income Builder Fund    13

Schedule of Investments    (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Finance 0.4%
American Express Co.	5,124	$467,514
Capital One Financial Corp.	10,814	790,287

		1,257,801

Diversified Telecommunication Services 0.2%
Telefonica Deutschland Holding AG (Germany)	247,780	625,608

Electric Utilities 0.3%
FirstEnergy Corp.	26,713	793,910

Entertainment 0.2%
Walt Disney Co. (The)	4,887	592,549

Equity Real Estate Investment Trusts (REITs) 1.0%
American Campus Communities, Inc.	31,800	1,191,228
American Tower Corp.	2,003	459,989
Equinix, Inc.	333	243,503
Prologis, Inc.	11,921	1,182,563

		3,077,283

Food & Staples Retailing 0.2%
Walmart, Inc.	3,793	526,279

Health Care Equipment & Supplies 0.3%
Zimmer Biomet Holdings, Inc.	6,394	844,647

Hotels, Restaurants & Leisure 0.6%
McDonald’s Corp.	5,368	1,143,384
Six Flags Entertainment Corp.(a)	35,015	757,024

		1,900,408

Household Durables 0.4%
KB Home	37,629	1,213,535

Household Products 0.2%
Procter & Gamble Co. (The)	4,996	684,952

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 0.5%
Marsh & McLennan Cos., Inc.	5,656	$585,170
MetLife, Inc.	26,268	994,244

		1,579,414

Machinery 0.2%
Deere & Co.	2,867	647,684

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Starwood Property Trust, Inc.	48,648	679,613

Multi-Utilities 0.2%
Dominion Energy, Inc.	8,848	710,848

Oil, Gas & Consumable Fuels 0.5%
TOTAL SE (France), ADR	16,958	514,336
Williams Cos., Inc. (The)	61,111	1,172,720

		1,687,056

Pharmaceuticals 0.7%
AstraZeneca PLC (United Kingdom), ADR	29,345	1,471,945
Bristol-Myers Squibb Co.	14,470	845,772

		2,317,717

Road & Rail 0.8%
Knight-Swift Transportation Holdings, Inc.	14,554	552,906
Norfolk Southern Corp.	3,973	830,834
Union Pacific Corp.	6,086	1,078,378

		2,462,118

Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc.*	6,150	463,034
ASML Holding NV (Netherlands)	1,565	565,294
Lam Research Corp.	4,179	1,429,552
QUALCOMM, Inc.	13,506	1,666,096
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	8,733	732,437
Texas Instruments, Inc.	7,426	1,073,725

		5,930,138

Software 0.3%
Microsoft Corp.	4,018	813,524

See Notes to Financial Statements.

PGIM Income Builder Fund    15

Schedule of Investments    (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 0.5%
Lowe’s Cos., Inc.	7,944	$1,255,946
TJX Cos., Inc. (The)	9,252	470,002

		1,725,948

Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.	13,526	1,472,440

Tobacco 0.4%
Altria Group, Inc.	16,409	592,037
Philip Morris International, Inc.	7,663	544,226

		1,136,263

Wireless Telecommunication Services 0.2%
Tele2 AB (Sweden) (Class B Stock)	42,511	504,059

TOTAL COMMON STOCKS (cost $36,471,376)		43,680,907

EXCHANGE-TRADED FUNDS 16.8%
Invesco Preferred ETF	1,940,788	28,413,136
iShares Core MSCI Emerging Markets ETF	38,900	2,079,983
PGIM QMA Strategic Alpha International Equity ETF(g)	200,000	9,759,260
SPDR Bloomberg Barclays Convertible Securities ETF	179,642	12,379,130

TOTAL EXCHANGE-TRADED FUNDS (cost $47,901,277)		52,631,509

PREFERRED STOCKS 1.1%

Auto Components 0.2%
Aptiv PLC, Series A, CVT, 5.500%, Maturity Date 06/15/2023	5,482	660,033

Health Care Equipment & Supplies 0.7%
Boston Scientific Corp., CVT, 5.500%, Maturity Date 06/01/2023(a)	10,065	1,042,532
Danaher Corp., Series A, CVT, 4.750%, Maturity Date 04/15/2022	764	1,199,396

		2,241,928

See Notes to Financial Statements.

Description				Shares	Value

PREFERRED STOCKS (Continued)

Multi-Utilities 0.2%
Sempra Energy, Series A, CVT, 6.000%, Maturity Date 01/15/2021				6,081	$622,147

TOTAL PREFERRED STOCKS (cost $2,940,246)					3,524,108

	Interest Rate	Maturity Date		Principal Amount (000)#

CONVERTIBLE BOND 0.2%

Insurance
AXA SA (France),
Sr. Unsec’d. Notes, 144A (cost $626,874)	7.250%	05/15/21		623	617,016

CORPORATE BOND 0.0%

Oil & Gas
Petroleos de Venezuela SA (Venezuela),
First Lien, 144A (cost $353,427)	8.500	10/27/20	(d)	385	96,250

TOTAL LONG-TERM INVESTMENTS (cost $302,164,192)					312,314,215

				Shares

SHORT-TERM INVESTMENTS 1.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)				1,666,093	1,666,093
PGIM Institutional Money Market Fund
(cost $1,779,945; includes $1,779,240 of cash collateral for securities on loan)(b)(w)				1,785,659	1,785,123

TOTAL SHORT-TERM INVESTMENTS (cost $3,446,038)					3,451,216

TOTAL INVESTMENTS 100.5% (cost $305,610,230)					315,765,431
Liabilities in excess of other assets (0.5)%					(1,692,997)

NET ASSETS 100.0%					$314,072,434

See Notes to Financial Statements.

PGIM Income Builder Fund    17

Schedule of Investments    (continued)

as of October 31, 2020

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be     resold except to qualified institutional buyers.

ADR—American Depositary Receipt

CVT—Convertible Security

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

MSCI—Morgan Stanley Capital International

OTC—Over-the-counter

REITs—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,792,500; cash collateral of $1,779,240 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(g)	An affiliated security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$215,215,641	$—	$—
Common Stocks	41,872,650	1,808,257	—
Exchange-Traded Funds	52,631,509	—	—
Preferred Stocks	3,524,108	—	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Convertible Bond	$—	$617,016	$—
Corporate Bond	—	96,250	—

Total	$313,243,908	$2,521,523	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	68.5%
Exchange-Traded Funds	16.8
Semiconductors & Semiconductor Equipment	1.9
Chemicals	1.0
Health Care Equipment & Supplies	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Road & Rail	0.8
Pharmaceuticals	0.7
Insurance	0.7
Banks	0.7
Hotels, Restaurants & Leisure	0.6
Specialty Retail	0.5
Oil, Gas & Consumable Fuels	0.5
Technology Hardware, Storage & Peripherals	0.5
Biotechnology	0.4
Aerospace & Defense	0.4
Multi-Utilities	0.4
Consumer Finance	0.4
Household Durables	0.4
Capital Markets	0.4

Tobacco	0.4%
Auto Components	0.3
Software	0.3
Electric Utilities	0.3
Building Products	0.2
Household Products	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Machinery	0.2
Diversified Telecommunication Services	0.2
Entertainment	0.2
Food & Staples Retailing	0.2
Wireless Telecommunication Services	0.2
Oil & Gas	0.0 *

100.5
Liabilities in excess of other assets	(0.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of October 31, 2020, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Income Builder Fund    19

Schedule of Investments    (continued)

as of October 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$323,178
Foreign exchange contracts	(327)	5,653	—	(37,824)	—
Interest rate contracts	—	—	326,517	—	(13,801)

Total	$(327)	$5,653	$326,517	$(37,824)	$309,377

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$52,398
Equity contracts	(4,763)	—	—	—
Foreign exchange contracts	—	—	27,732	—
Interest rate contracts	—	10,546	—	—

Total	$(4,763)	$10,546	$27,732	$52,398

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$3	$21,400	$6,116,910	$2,395,384	$12,174,367

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$14,435,468	$86,950	$464,024	$4,618,240

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

See Notes to Financial Statements.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,792,500	$(1,779,240)	$13,260

(1)  Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Income Builder Fund    21

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $1,792,500:
Affiliated investments (cost $227,541,030)	$224,974,901
Unaffiliated investments (cost $78,069,200)	90,790,530
Cash	76,907
Receivable for investments sold	999,560
Receivable for Fund shares sold	576,284
Dividends and interest receivable	123,580
Tax reclaim receivable	21,169
Prepaid expenses and other assets	46,801

Total Assets	317,609,732

Liabilities
Payable to broker for collateral for securities on loan	1,779,240
Payable for Fund shares reacquired	1,238,442
Accrued expenses and other liabilities	224,807
Distribution fee payable	95,041
Management fee payable	72,073
Dividends payable	64,168
Payable for investments purchased	50,833
Affiliated transfer agent fee payable	11,448
Trustees’ fees payable	1,200
Payable to custodian	46

Total Liabilities	3,537,298

Net Assets	$314,072,434

Net assets were comprised of:
Shares of beneficial interest, at par	$35,041
Paid-in capital in excess of par	349,811,656
Total distributable earnings (loss)	(35,774,263)

Net assets, October 31, 2020	$314,072,434

See Notes to Financial Statements.

Class A
Net asset value and redemption price per share,
($130,647,746 ÷ 14,536,428 shares of beneficial interest issued and outstanding)	$8.99
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price to public	$9.41

Class C
Net asset value, offering price and redemption price per share,
($75,283,699 ÷ 8,563,680 shares of beneficial interest issued and outstanding)	$8.79

Class R
Net asset value, offering price and redemption price per share,
($1,369,040 ÷ 152,571 shares of beneficial interest issued and outstanding)	$8.97

Class Z
Net asset value, offering price and redemption price per share,
($102,220,055 ÷ 11,285,000 shares of beneficial interest issued and outstanding)	$9.06

Class R6
Net asset value, offering price and redemption price per share,
($4,551,894 ÷ 502,821 shares of beneficial interest issued and outstanding)	$9.05

See Notes to Financial Statements.

PGIM Income Builder Fund    23

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $118,719 foreign withholding tax)	$6,662,393
Interest income	6,615,274
Affiliated dividend income	2,745,512
Income from securities lending, net (including affiliated income of $27,471)	30,214

Total income	16,053,393

Expenses
Management fee	2,539,751
Distribution fee(a)	1,321,437
Transfer agent’s fees and expenses (including affiliated expense of $86,330)(a)	382,035
Custodian and accounting fees	269,708
Shareholders’ reports	138,083
Registration fees(a)	102,976
Audit fee	53,848
Legal fees and expenses	25,678
Trustees’ fees	16,563
Miscellaneous	35,777

Total expenses	4,885,856
Less: Fee waiver and/or expense reimbursement(a)	(1,583,273)
Distribution fee waiver(a)	(74,818)

Net expenses	3,227,765

Net investment income (loss)	12,825,628

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,103,577))	(19,955,595)
Affiliated net capital gain distributions received	699,078
Futures transactions	326,517
In-kind redemptions	(1,693,613)
Forward and cross currency contract transactions	(37,824)
Options written transactions	5,653
Swap agreement transactions	309,377
Foreign currency transactions	95,191

(20,251,216)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,740,128))	(12,616,378)
Futures	10,546
Forward and cross currency contracts	27,732
Swap agreements	52,398
Foreign currencies	(340)

(12,526,042)

Net gain (loss) on investment and foreign currency transactions	(32,777,258)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(19,951,630)

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	425,930	5,531	878,489	11,487	—	—
Transfer agent’s fees and expenses	168,035	4,838	78,498	2,016	128,522	126
Registration fees	18,179	6,307	18,082	16,509	26,380	17,519
Fee waiver and/or expense reimbursement	(616,701)	(12,778)	(362,551)	(23,168)	(535,954)	(32,121)
Distribution fee waiver	(70,989)	—	—	(3,829)	—	—

See Notes to Financial Statements.

PGIM Income Builder Fund    25

Statements of Changes in Net Assets

	Year Ended
	October 31,
	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,825,628	$14,806,651
Net realized gain (loss) on investment and foreign currency transactions	(20,950,294)	7,936,642
Affiliated net capital gain distributions received	699,078	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,526,042)	17,595,518

Net increase (decrease) in net assets resulting from operations	(19,951,630)	40,338,811

Dividends and Distributions
Distributions from distributable earnings
Class A	(5,623,646)	(6,442,235)
Class B	(18,962)	(50,955)
Class C	(2,911,719)	(3,718,035)
Class R	(56,778)	(71,291)
Class Z	(5,268,439)	(5,983,556)
Class R6	(199,904)	(184,335)

	(14,079,448)	(16,450,407)

Tax return of capital distributions
Class A	—	(234,063)
Class B	—	(1,851)
Class C	—	(135,086)
Class R	—	(2,590)
Class Z	—	(217,398)
Class R6	—	(6,697)

	—	(597,685)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	47,356,416	73,837,097
Net asset value of shares issued in reinvestment of dividends and distributions	13,000,042	15,652,104
Cost of shares reacquired	(125,171,271)	(103,251,012)

Net increase (decrease) in net assets from Fund share transactions	(64,814,813)	(13,761,811)

Total increase (decrease)	(98,845,891)	9,528,908

Net Assets:
Beginning of year	412,918,325	403,389,417

End of year	$314,072,434	$412,918,325

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM Income Builder Fund (the “Fund”) is the sole series of the Trust. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and long-term capital growth.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Income Builder Fund    27

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM Income Builder Fund    29

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on

PGIM Income Builder Fund    31

Notes to Financial Statements (continued)

swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment

PGIM Income Builder Fund    33

Notes to Financial Statements (continued)

risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

PGIM Income Builder Fund    35

Notes to Financial Statements (continued)

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs): The Fund invested in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and

PGIM Income Builder Fund    37

Notes to Financial Statements (continued)

supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with QMA LLC (“QMA”), Jennison Associates LLC (“Jennison”), PGIM, Inc. (on behalf of its PGIM Fixed Income unit and PGIM Real Estate unit), PGIM Limited and PGIM Real Estate (UK) Limited, (each a “subadviser” and together, the “subadvisers”). The subadvisory agreements provide that the subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion and 0.65% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.70% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class R shares. 0.70% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

For the year ended October 31, 2020, PIMS received $196,565 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $2 and $8,951 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM, Inc., PGIM Limited, PGIM Real Estate (UK) Limited, Jennison, PGIM Investments, PIMS, and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and other affiliated mutual funds,

PGIM Income Builder Fund    39

Notes to Financial Statements (continued)

earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income“ and “Income from securities lending, net” respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended October 31, 2020, were $295,764,138 and $356,706,036, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Affiliated mutual funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)
PGIM Core Ultra Short Bond Fund *	$10,599,251	$289,873,128	$298,806,286	$—
PGIM Emerging Markets Debt Hard Currency (Class R6) *	—	58,354,176	—	(714,965)
PGIM High Yield Fund (Class R6) *	—	59,391,873	—	(666,674)
PGIM Institutional Money Market Fund *	17,284,425	90,976,842	106,472,873	1,914
PGIM Jennison MLP Fund (Class R6) *	—	13,132,761	—	(659,780)
PGIM QMA International Equity Fund (Class R6) *	3,176,536	18,477,166	10,750,000	(444,184)
PGIM QMA Strategic Alpha International Equity ETF *	10,697,380	—	—	(938,120)
PGIM Real Estate Income Fund (Class R6) *	—	23,909,145	—	(1,042,118)
PGIM Short Duration High Yield Income Fund (Class R6) *	20,563,438	16,310,966	10,875,000	(160,647)
PGIM Total Return Bond Fund (Class R6)	20,792,080	10,683,598	5,500,000	(115,554)

	$83,113,110	$581,109,655	$432,404,159	$(4,740,128)

Affiliated mutual funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distrib.
PGIM Core Ultra Short Bond Fund *	$—	$1,666,093	1,666,093	$110,314		$—
PGIM Emerging Markets Debt Hard Currency (Class R6) *	—	57,639,211	6,505,554	52,009		—
PGIM High Yield Fund (Class R6) *	—	58,725,199	11,122,197	57,904		—
PGIM Institutional Money Market Fund *	(5,185)	1,785,123	1,785,659	27,471	**	—

Affiliated mutual funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distrib.
PGIM Jennison MLP Fund (Class R6) *	$—	$12,472,981	3,141,809	$—	$—
PGIM QMA International Equity Fund (Class R6) *	(1,870,162)	8,589,356	1,257,592	477,167	—
PGIM QMA Strategic Alpha International Equity ETF *	—	9,759,260	200,000	267,450	—
PGIM Real Estate Income Fund (Class R6) *	—	22,867,027	2,977,478	—	—
PGIM Short Duration High Yield Income Fund (Class R6) *	(268,342)	25,570,415	2,949,298	948,903	—
PGIM Total Return Bond Fund (Class R6)	40,112	25,900,236	1,758,332	831,765	699,078

	$(2,103,577)	$224,974,901		$2,772,983	$699,078

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2020, the adjustments were to increase total distributable loss and increase paid-in capital in excess of par by $592,391 due to investments in partnerships. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $14,079,448 of ordinary income. For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $16,450,407 of ordinary income and $597,685 of tax return of capital.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis was $176,903 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$307,310,934	$15,752,561	$(7,298,064)	$8,454,497

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, investments in partnerships and other cost basis differences between financial and tax accounting.

PGIM Income Builder Fund    41

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $44,341,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class R, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	9,402	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	10	80.0%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,437,854	$13,477,023
Shares issued in reinvestment of dividends and distributions	606,135	5,476,691
Shares reacquired	(3,992,051)	(35,508,688)

Net increase (decrease) in shares outstanding before conversion	(1,948,062)	(16,554,974)
Shares issued upon conversion from other share class(es)	502,691	4,602,643
Shares reacquired upon conversion into other share class(es)	(186,980)	(1,727,739)

Net increase (decrease) in shares outstanding	(1,632,351)	$(13,680,070)

Year ended October 31, 2019:
Shares sold	1,672,862	$15,764,279
Shares issued in reinvestment of dividends and distributions	690,793	6,490,092
Shares reacquired	(3,641,941)	(33,864,753)

Net increase (decrease) in shares outstanding before conversion	(1,278,286)	(11,610,382)
Shares issued upon conversion from other share class(es)	945,183	9,070,452
Shares reacquired upon conversion into other share class(es)	(363,702)	(3,467,673)

Net increase (decrease) in shares outstanding	(696,805)	$(6,007,603)

Class B
Period ended June 26, 2020*:
Shares sold	1,730	$16,886
Shares issued in reinvestment of dividends and distributions	2,127	18,955
Shares reacquired	(15,363)	(143,804)

Net increase (decrease) in shares outstanding before conversion	(11,506)	(107,963)
Shares reacquired upon conversion into other share class(es)	(109,131)	(942,147)

Net increase (decrease) in shares outstanding	(120,637)	$(1,050,110)

Year ended October 31, 2019:
Shares sold	3,072	$29,368
Shares issued in reinvestment of dividends and distributions	5,767	52,806
Shares reacquired	(29,198)	(270,915)

Net increase (decrease) in shares outstanding before conversion	(20,359)	(188,741)
Shares reacquired upon conversion into other share class(es)	(51,415)	(476,949)

Net increase (decrease) in shares outstanding	(71,774)	$(665,690)

PGIM Income Builder Fund    43

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,048,926	$9,642,684
Shares issued in reinvestment of dividends and distributions	313,276	2,770,191
Shares reacquired	(2,831,085)	(24,664,426)

Net increase (decrease) in shares outstanding before conversion	(1,468,883)	(12,251,551)
Shares reacquired upon conversion into other share class(es)	(576,710)	(5,053,991)

Net increase (decrease) in shares outstanding	(2,045,593)	$(17,305,542)

Year ended October 31, 2019:
Shares sold	1,704,279	$15,708,834
Shares issued in reinvestment of dividends and distributions	396,872	3,645,078
Shares reacquired	(2,597,954)	(23,643,831)

Net increase (decrease) in shares outstanding before conversion	(496,803)	(4,289,919)
Shares reacquired upon conversion into other share class(es)	(1,178,598)	(11,051,858)

Net increase (decrease) in shares outstanding	(1,675,401)	$(15,341,777)

Class R
Year ended October 31, 2020:
Shares sold	16,034	$145,361
Shares issued in reinvestment of dividends and distributions	6,270	56,549
Shares reacquired	(50,166)	(468,472)

Net increase (decrease) in shares outstanding before conversion	(27,862)	(266,562)
Shares reacquired upon conversion into other share class(es)	(1,734)	(14,030)

Net increase (decrease) in shares outstanding	(29,596)	$(280,592)

Year ended October 31, 2019:
Shares sold	32,714	$309,924
Shares issued in reinvestment of dividends and distributions	7,829	73,372
Shares reacquired	(52,589)	(500,289)

Net increase (decrease) in shares outstanding	(12,046)	$(116,993)

Class Z
Year ended October 31, 2020:
Shares sold	2,439,293	$22,834,173
Shares issued in reinvestment of dividends and distributions	491,020	4,477,790
Shares reacquired	(7,135,503)	(62,991,426)

Net increase (decrease) in shares outstanding before conversion	(4,205,190)	(35,679,463)
Shares issued upon conversion from other share class(es)	551,874	5,023,583
Shares reacquired upon conversion into other share class(es)	(204,714)	(1,951,304)

Net increase (decrease) in shares outstanding	(3,858,030)	$(32,607,184)

Year ended October 31, 2019:
Shares sold	4,239,459	$40,355,685
Shares issued in reinvestment of dividends and distributions	548,948	5,199,630
Shares reacquired	(4,734,303)	(44,177,541)

Net increase (decrease) in shares outstanding before conversion	54,104	1,377,774
Shares issued upon conversion from other share class(es)	672,125	6,434,135
Shares reacquired upon conversion into other share class(es)	(71,462)	(683,130)

Net increase (decrease) in shares outstanding	654,767	$7,128,779

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	133,951	$1,240,289
Shares issued in reinvestment of dividends and distributions	21,971	199,866
Shares reacquired	(156,272)	(1,394,455)

Net increase (decrease) in shares outstanding before conversion	(350)	45,700
Shares issued upon conversion from other share class(es)	7,076	62,985

Net increase (decrease) in shares outstanding	6,726	$108,685

Year ended October 31, 2019:
Shares sold	176,297	$1,669,007
Shares issued in reinvestment of dividends and distributions	20,151	191,126
Shares reacquired	(83,060)	(793,683)

Net increase (decrease) in shares outstanding before conversion	113,388	1,066,450
Shares issued upon conversion from other share class(es)	18,454	175,023

Net increase (decrease) in shares outstanding	131,842	$1,241,473

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2020.

PGIM Income Builder Fund    45

Notes to Financial Statements (continued)

9.	Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way the Fund obtained exposure to a particular asset class by investing in an applicable PGIM Retail Mutual Fund (the “Underlying Funds”) utilizing a substantially similar investment strategy rather than from investing in direct investments.

As of the close of business on October 23, 2020, the Fund delivered portfolio securities and other assets to four Underlying Funds in exchange for Class R6 shares of the Underlying Funds.

The following table is a summary of the value of such securities and other assets that were transferred in-kind and the shares purchased in-kind of the Underlying Funds.

Sleeve	Market Value of Net Assets Transferred	Applicable Underlying Fund	Applicable Underlying Fund Shares of R6 Received
MLPs	$13,132,761	PGIM Jennison MLP Fund	3,141,809
Real Estate Income	23,909,145	PGIM Real Estate Income Fund	2,977,478
High Yield	59,333,969	PGIM High Yield Fund	11,111,230
Emerging Markets Debt Hard Currency	58,302,168	PGIM Emerging Markets Debt Hard Currency Fund	6,499,684

As of the Fund’s fiscal year ended October 31, 2020, the value of securities which remained unsettled was $1,327,855.

In-kind redemption gains and losses are included in the calculation of a Fund’s taxable gain (loss) for federal income tax purposes.

10.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset Allocation Risk: Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other classes. For example, the Fund may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Fund may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Fund’s portfolio.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Emerging Markets Risk: The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investing in securities of non-US issuers generally involves more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-US withholding and other taxes. Investments in emerging markets countries are subject to greater volatility and price declines. Low trading volumes may result in a lack of liquidity and in price volatility. In addition, such countries may have policies that restrict investment by foreign investors, or that prevent foreign investors from withdrawing their money at will.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the underlying funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these underlying funds and their investments. Because the Fund’s

PGIM Income Builder Fund    47

Notes to Financial Statements (continued)

allocation among different underlying funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an underlying fund will also expose the Fund to a pro rata portion of the underlying fund’s fees and expenses. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Interest rate risk: Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of an underlying fund in which the Fund invests (“Underlying Fund”) may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Underlying Fund may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by an Underlying Fund may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. The Underlying Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Underlying Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds risk: Certain Underlying Funds may invest in high-yield bonds, commonly known as “junk bonds.” High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM Income Builder Fund    49

Notes to Financial Statements (continued)

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Real Estate Investment Trust (REIT) Risk: Certain Underlying Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. An Underlying Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Underlying Fund.

11.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31,

2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Income Builder Fund    51

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.69	$9.12	$9.62	$9.36	$9.39
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.36	0.35	0.35	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	0.62	(0.46)	0.32	0.06
Total from investment operations	(0.34)	0.98	(0.11)	0.67	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.40)	(0.33)	(0.36)	(0.40)
Tax return of capital distributions	-	(0.01)	(0.06)	(0.05)	(0.06)
Total dividends and distributions	(0.36)	(0.41)	(0.39)	(0.41)	(0.46)
Net asset value, end of year	$8.99	$9.69	$9.12	$9.62	$9.36
Total Return(b):	(3.44)%	11.01%	(1.22)%	7.34%	4.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$130,648	$156,683	$153,762	$171,047	$165,090
Average net assets (000)	$141,977	$153,066	$169,651	$167,079	$143,159
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.85%	0.85%	0.85%	0.83%
Expenses before waivers and/or expense reimbursement	1.28%	1.28%	1.25%	1.27%	1.30%
Net investment income (loss)	3.61%	3.82%	3.63%	3.69%	4.05%
Portfolio turnover rate(e)(f)	84%	110%	114%	102%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.49	$8.94	$9.44	$9.18	$9.23
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.28	0.27	0.27	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	0.61	(0.45)	0.34	0.04
Total from investment operations	(0.40)	0.89	(0.18)	0.61	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.27)	(0.31)	(0.34)
Tax return of capital distributions	-	(0.01)	(0.05)	(0.04)	(0.05)
Total dividends and distributions	(0.30)	(0.34)	(0.32)	(0.35)	(0.39)
Net asset value, end of year	$8.79	$9.49	$8.94	$9.44	$9.18
Total Return(b):	(4.22)%	10.32%	(1.98)%	6.69%	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$75,284	$100,653	$109,767	$129,397	$108,543
Average net assets (000)	$87,849	$103,441	$123,584	$122,174	$88,099
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.60%	1.60%	1.60%	1.58%
Expenses before waivers and/or expense reimbursement	1.96%	1.96%	1.94%	1.98%	2.00%
Net investment income (loss)	2.88%	3.09%	2.88%	2.93%	3.27%
Portfolio turnover rate(e)(f)	84%	110%	114%	102%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Income Builder Fund    53

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.68	$9.10	$9.61	$9.34	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.34	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	0.63	(0.45)	0.33	0.05
Total from investment operations	(0.37)	0.97	(0.14)	0.66	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.31)	(0.34)	(0.38)
Tax return of capital distributions	-	(0.01)	(0.06)	(0.05)	(0.06)
Total dividends and distributions	(0.34)	(0.39)	(0.37)	(0.39)	(0.44)
Net asset value, end of year	$8.97	$9.68	$9.10	$9.61	$9.34
Total Return(b):	(3.79)%	10.88%	(1.58)%	7.20%	4.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,369	$1,762	$1,768	$610	$561
Average net assets (000)	$1,532	$1,787	$1,196	$579	$404
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.10%	1.10%	1.10%	1.08%
Expenses before waivers and/or expense reimbursement	2.81%	2.48%	3.02%	1.73%	1.75%
Net investment income (loss)	3.37%	3.57%	3.25%	3.41%	3.76%
Portfolio turnover rate(e)(f)	84%	110%	114%	102%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.76	$9.18	$9.69	$9.42	$9.45
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.39	0.37	0.38	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	0.63	(0.46)	0.33	0.05
Total from investment operations	(0.32)	1.02	(0.09)	0.71	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.42)	(0.36)	(0.39)	(0.42)
Tax return of capital distributions	-	(0.02)	(0.06)	(0.05)	(0.06)
Total dividends and distributions	(0.38)	(0.44)	(0.42)	(0.44)	(0.48)
Net asset value, end of year	$9.06	$9.76	$9.18	$9.69	$9.42
Total Return(b):	(3.28)%	11.44%	(1.08)%	7.67%	4.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$102,220	$147,834	$133,029	$142,478	$84,046
Average net assets (000)	$126,142	$135,434	$141,463	$119,795	$64,595
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.60%	0.60%	0.60%	0.58%
Expenses before waivers and/or expense reimbursement	0.97%	0.97%	0.96%	0.98%	1.00%
Net investment income (loss)	3.90%	4.06%	3.87%	3.90%	4.35%
Portfolio turnover rate(e)(f)	84%	110%	114%	102%	90%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Income Builder Fund    55

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,			December 30, 2016(a) through October 31,
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.76	$9.18	$9.69	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.38	0.37	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	0.64	(0.46)	0.31
Total from investment operations	(0.33)	1.02	(0.09)	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.42)	(0.36)	(0.31)
Tax return of capital distributions	-	(0.02)	(0.06)	(0.05)
Total dividends and distributions	(0.38)	(0.44)	(0.42)	(0.36)
Net asset value, end of period	$9.05	$9.76	$9.18	$9.69
Total Return(c):	(3.28)%	11.33%	(1.07)%	6.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,552	$4,840	$3,343	$2,622
Average net assets (000)	$4,769	$4,163	$3,088	$1,384
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.54%	0.60%	0.60%	0.60	%(f)
Expenses before waivers and/or expense reimbursement	1.21%	1.05%	1.32%	0.90	%(f)
Net investment income (loss)	3.85%	4.04%	3.85%	3.74	%(f)
Portfolio turnover rate(g)(h)	84%	110%	114%	102%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 16 and Shareholders of PGIM Income Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Income Builder Fund (the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Income Builder Fund	57

Tax Information (unaudited)

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Income Builder Fund	20.97%	14.31%

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 27.02% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Income Builder Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Income Builder Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Income Builder Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Income Builder Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Income Builder Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with QMA LLC (“QMA”), Jennison Associates LLC (“Jennison”), PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Real Estate unit (“PGIM Real Estate”), and PGIM Real Estate (UK) Limited (“PGIM RE (UK)”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA, Jennison, PGIML and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any

[1]	PGIM Income Builder Fund is a series of Prudential Investment Portfolios 16.

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, Jennison, PGIML, PGIM (through its PGIM Fixed Income and PGIM Real Estate units) and PGIM RE (UK), which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA, Jennison, PGIML, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate. The Board noted that QMA, Jennison, PGIML, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate are each affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of each subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of each subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison, PGIML, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and each of

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QMA, Jennison, PGIML, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate and also considered the qualifications, backgrounds and responsibilities of each subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and each of QMA’s, Jennison’s, PGIML’s, PGIM Fixed Income’s, PGIM RE (UK)’s and PGIM Real Estate’s organizational structure, senior management, investment operations, and other relevant information pertaining to each of PGIM Investments, QMA, Jennison, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, Jennison, PGIML, PGIM RE (UK) and PGIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA, Jennison, PGIML, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and each of QMA, Jennison, PGIML, PGIM Fixed Income, PGIM RE (UK) and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of

PGIM Income Builder Fund

Approval of Advisory Agreements (continued)

the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, Jennison, PGIML, PGIM Fixed Income, PGIM Real Estate and PGIM RE (UK)

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, Jennison, PGIML, PGIM Fixed Income, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA, Jennison, PGIML, PGIM Fixed Income, PGIM Real Estate, PGIM RE (UK) included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA PGIML, Jennison, PGIM and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its fixed-income benchmark index (the Bloomberg Barclays US Aggregate Bond Index) over all periods.
•	The Board also noted that the Fund underperformed its equity benchmark index (the S&P 500 Index) over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class A shares, 1.70% for Class C shares, 1.20% for Class R shares, 0.70% for Class Z shares, and 0.70% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Income Builder Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

	PGIM Real Estate PGIM Real Estate (UK) Limited	7 Giralda Farms Madison, NJ 07940 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Income Builder Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INCOME BUILDER FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PCGAX	PCCFX	PCLRX	PDCZX	PCGQX
CUSIP	74442X108	74442X306	74442X405	74442X504	74442X769

MFSP504E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $53,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended October 31, 2019, KPMG billed the Registrant $51,420 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $4,951 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2020